Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trilogy Metals Inc. (the “Registrant”) for the period ended August 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony Giardini, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 2, 2026
By:	/s/ Tony Giardini
Tony Giardini
President and Chief Executive Officer
(principal executive officer)